[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS STRATEGIC GOVERNMENTS

INCOME, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISOR

Sinopia Asset Management

66 Rue de la Chaussee d'Antin

Paris, France 75009

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

& REGISTRAR

Mellon Bank, N.A.

85 Challenger Road

Ridgefield Park, NJ 07660





Printed in U.S.A.                                              854SA985

Strategic

Governments

Income, Inc.

Semi-Annual

Report

May 31, 1998




DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on Dreyfus Strategic Governments Income, Inc. for the six-month reporting period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 6.01% .* During the reporting period, the Fund produced income dividends of approximately $0.812 per share, representing an annualized distribution rate per share of 17.33%.**

The Economy

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories; that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the direction of Federal Reserve Board (the Fed) monetary policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed's status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge each other for the use of Federal Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck sales are at ten-year highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4%. The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. This current wage rate increase of 4.4%, compared to 3.7% and 3.1% in the two previous years, illustrates the upward trend of wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

Market Environment

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices have worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. There are several themes which have produced this optimism in the bond market. The first is that Japan will never put forth a credible financial package, which is a key element to ending the Asian crisis. Second, OPEC members will never actually adhere to any agreed upon cutbacks in oil production, which will keep oil prices from rising. Also, yields remain too high on a global basis. On the domestic front, inflation is viewed as nonexistent, and most forecasters are signaling it might never reappear. The manufacturing sector of the U.S. economy, while representing only one-fifth of the total economic output, has been signaling much slower growth ahead. Investors are extrapolating from this trend that the rest of the economy will be slowing shortly.

  The 30-year Treasury bond is trading in a range of 5.5% to 5.85%. Currently, the yield is in the lower end of that range. The above-mentioned themes have been talked about enough that one could assume that at the moment they are priced into yield levels and are the cause of yields to drop.

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others would change, too. The Japanese fiscal reform or policy change could have the biggest effect on the direction of the others. While it will take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets will begin to assume that the worst is behind. This will in turn lift commodity prices as people anticipate a greater need in the future. The zero inflation scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' effect on commodity prices, fewer people would be proclaiming inflation is dead.

  While only time will tell, the external pressure being exerted on Japan to reform is great by any historical standards. It is our opinion that Japan will reform sooner than the markets are anticipating, but we are less enthusiastic about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

Portfolio Overview

  In light of our apprehension for a continued bond market rally, we believe that a neutral stance in duration is warranted. At this time, going forward, we anticipate that the target duration will be in the area of 5.5 years. Over the last 12 months the duration of the fund has been as high as 6.5 years, which has worked out well as rates have declined over that time.

  During the reporting period, we positioned the Fund in an effort to take advantage of a flatter yield curve, which worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, we expect 30 year treasury bonds to underperform (inflation will eat away at longer maturities). Or, if the economy really does slow down, we believe that the Fed will remove their tightening bias which could help shorter maturities to outperform. Second, in economic slowdowns banks generally tend to invest capital because loan demand slows. This could mean better buying of shorter-dated securities.

  Our emerging markets position was pared back prior to the beginning of the Asian crisis. We did make new positions at the peak of crisis in November as most emerging markets were selling at favorable prices, which worked out exceptionally well for the Fund. We have since decreased Latin America exposure and have added to some Asian positions. Most particular of these is Korea, which is in the midst of a very difficult economic period. We believe that Korea has taken appropriate steps that can put it on the road to recovery. Also, the Korean population has endured great pain as the events of the crisis unfolded. Sometimes this can be a precursor to the electorate demanding reform with respect to such problems. This is not the case for Japan, where the population has not felt discomfort to such a degree.

  To be consistent with our bond market outlook, during the reporting period we re-deployed assets taken out of emerging markets and placed them in the corporate bond sector in looking to benefit from dynamic market forces.

We believe the more difficult task we are faced with for the Fund this year is the direction of the dollar. Over the last two years, gains from our currency hedging strategy, and to a lesser degree our options strategies were beneficial to the Fund. Last year, in particular, our strategies worked out quite well. Our strategy of hedging back to the dollar worked well because the dollar continuously strengthened. However, this year we find the dollar, at best, to be fairly valued. At worst, it could be considered overvalued relative to most other currencies. This is a dramatic change from just a few years ago. As a result we are currently reviewing, and restructuring some of our strategies in light of this changing environment.

               Very truly yours,


               [Gerald E, Thunelius signature logo}


               Gerald E. Thunelius

               Portfolio Manager

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

**   Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)

Principal

Bonds and Notes--94.3%
Amount                Value
-----------------------------------------------------

_____________
_____________         ____________

Banking and Finance--5.0%  American International Group,

                                        Bonds, 11.70%, 2001
$....1,704,497 (a)   $    2,080,552

                                    BT Capital Trust,

                                        Gtd. Sub. Capital Income Securities,

                                        Ser. B1 7.90%, 2027
2,000,000             2,108,110

                                    Credit Local de France,

                                        Bonds, 9.625%, 2000
686,389 (b)           743,016

                                    Fuji Finance,

                                        Gtd. Floating Rate Notes, 6.425%, 2049
2,000,000 (c)         1,680,000

                                    KfW International Finance,

                                        Gtd. Bonds, 6%, 1999
1,079,914 (d)         1,169,006


_____________

7,780,684


_____________

                     Foreign--3.1%  Korea Electric Power,

                                        Deb., 7.75%, 2013
4,000,000             3,116,668

                                        Discount Notes, Zero Coupon, 2016
5,256,000 (e)           776,721

                                    Power Finance, Ltd.,

                                        Notes, 7.50%, 2009
1,000,000 (f)           832,500

_____________

4,725,889

_____________

       Foreign/Governmental--36.5%  Belgium Kingdom Bonds:

                                        7.75%, 2000
2,172,113 (g)         2,351,095

                                        9%, 2003
1,629,085 (g)         1,934,538

                                    Canada Government Bonds:

                                        9.75%, 2000
1,372,778 (b)         1,666,347

                                        8.75%, 2005
1,372,778 (b)         1,521,587

                                    France O.A.T., Deb.:

                                        8.50%, 2003
2,169,378 (h)         2,542,511

                                        8.50%, 2023
1,585,315 (h)         2,246,233

                                    German Unity Bonds,

                                        8.75%, 2001
2,800,336 (i)         3,166,900

                                    Government of New Zealand,

                                        Bonds, 8%, 2006
1,068,800 (j)         1,176,834

                                    Kingdom of Denmark Bonds,

                                        7%, 2007
1,470,199 (k)         1,676,468

                                    Republic of Argentina,

                                        Floating Rate Notes;

                                           9.15%, 2002
5,000,000 (c)         4,881,250

                                           8.726%, 2005
5,000,000 (c)         5,031,250

                                    Republic of Austria, Deb.:

                                        6.25%, 2003
3,023,758 (d)         3,843,952

                                        7.25%, 2007
5,600,672 (i)         6,500,280

                                    Republic of Colombia, Notes,

                                        8.375%, 2027
3,000,000             2,733,939

                                    Spain Government, Deb.:

                                        10.30%, 2002
2,637,305 (l)         3,185,073

                                        10%, 2005
1,977,979 (l)         2,552,186

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)


Principal

Bonds and Notes (continued)
Amount              Value
-----------------------------------------------------


_____________      _____________

Foreign/Governmental (continued)  Sweden Government, Deb.,

                                        6%, 2005
$.....892,129 (m)   $       947,173

                                    United Kingdom Gilt Edged Securities:

                                        10.50%, 1999
815,750 (n)           842,006

                                        9.50%, 2005
2,773,550 (n)         3,333,460

                                        9%, 2011
3,263,000 (n)         4,231,703


_____________


56,364,785


_____________

       Foreign/Supranational--6.5%  European Investment Bank, Notes:

                                        12.75%, 2000
2,272,663 (a)         2,570,950

                                        12.20%, 2003
4,545,325 (a)         5,937,332

                                    International Bank for Reconstruction

                                        and Development,

                                        Notes, 6%, 2005
1,349,073 (o)         1,602,699


_____________


10,110,981


_____________

                   Insurance--2.8%  Equitable Life Assurance Society of the
U.S.,

                                        Surplus Notes, 7.70%, 2015
2,000,000 (f)         2,195,524

                                    Hartford Life,

                                        Notes, 7.10%, 2007
2,000,000             2,096,066


_____________


4,291,590


_____________

        Publishing/Newspapers--.7%  A.H. Belo,

                                        Sr. Notes, 6.875%, 2002
1,000,000             1,027,914


_____________

   U.S. Government Agencies--22.5%  Federal Farm Credit, Real Yield Securities,

                                        3%, 2/14/2002
1,000,000 (p)           968,370

                                    Federal Home Loan Mortgage Corp.:

                                        Gtd. REMIC Pass-Through Ctfs.,

                                           Ser. 51, Cl. E, 10%, 7/15/2020
7,314,050             7,980,214

                                        REMIC Trust, Pass-Through Ctfs.

                                           (Collateralized by FHLMC Pass-
                                             Through Ctfs.):

                                              Ser. 1611, Cl. L, 7%, 11/15/2023

                                                 (Interest Only Obligation)
5,000,000 (q)         2,007,850

                                              Ser. 1978, Cl. PJ, 7% 3/15/2026

                                                 (Interest Only Obligation)
5,130,500 (q)         2,174,562

                                    Federal National Mortgage Association :

                                        8%, 12/1/2025
1,412,237             1,471,368

                                        Gtd. REMIC Pass-Through Ctfs.,

                                           Ser. 1988-16, Cl. B., 9.50%,
6/25/2018               3,605,975             3,892,687

                                    U.S. Government Gtd. Development,

                                        Participation Ctfs.

                                        (Gtd. by U.S. Small Business
                                         Administration):

                                Ser 1994-20K, Cl. 1, 8.65%, 11/1/2014
5,226,750       5,766,151

                                Ser 1994-20L, Cl. 1, 8.40%, 12/1/2014
7,930,426       8,678,028

                                Ser 1997-20J, Cl. 1, 6.55%, 10/1/2017
1,711,000       1,740,087


_____________


34,679,317


_____________

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)


Principal

Bonds and Notes (continued)
Amount             Value
-----------------------------------------------------

_____________

_____________     _____________

U.S. Government --17.2%  U.S. Treasury Bonds:

                                        11.625%, 11/15/2004
$....7,000,000    $    9,244,690

                                        10.375%, 11/15/2009
2,500,000         3,119,175

                                        6.125%, 11/15/2027
4,500,000         4,705,110

                                    U.S. Treasury Inflation Protection
Securities,

                                        3.625%, 4/15/2028
5,000,000 (p)     4,986,779

                                    U.S. Treasury Notes:

                                        5.50%, 3/31/2003
2,000,000         1,993,960

                                        5.75%, 4/30/2003
2,500,000         2,518,950


_____________


26,568,664


_____________

                                    TOTAL BONDS AND NOTES

                                        (cost $149,117,100)
$145,549,824


==============


Options--.1%
Contracts
-------------------------------------------------------------------------------
--------


_____________

                     Call Options;  U.S. Treasury Notes, 5.50%, 2/15/2008,

                                        April '99 @ $99.125

                                        (cost $250,781)
150   $       237,000


=============



Principal

Short-Term Investments--4.3%
Amount
-------------------------------------------------------------------------------
--------


_____________

    U.S. Government Agencies--1.9%  Federal Home Loan Mortgage,

                                        5.45%, 6/1/1998
$....2,967,000    $    2,967,000


_____________

         U.S. Treasury Bills--2.3%  4.98%, 7/2/1998
800,000           796,864

                                    4.93%, 7/23/1998
1,400,000 (r)     1,390,368

                                    4.93%, 8/6/1998
215,000            213,099

                                    4.94%, 8/27/1998
1,216,000         1,201,627


_____________


3,601,958


_____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $6,568,140)
$    6,568,958


=============


TOTAL INVESTMENTS (cost $155,936,021)
98.7%      $152,355,782


=======      =============


CASH AND RECEIVABLES (NET)
1.3%    $    1,956,209


=======      =============


NET ASSETS
100.0%      $154,311,991


=======      =============



DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------


Notes to Statements of Investments:
-----------------------------------------------------------------------------

(a)  Converted to U.S. Dollars from Italian Lire.

(b)  Converted to U.S. Dollars from Canadian Dollars.

(c)  Variable rate security-interest rate subject to periodic change.

(d)  Converted to U.S. Dollars from Japanese Yen.

(e) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(f)Securities  exempt  from registration under Rule 144A of the Securities Act
of 1933.   These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1998 these securities amounted to $3,028,024 or 2.0% of net assests.

(g)  Converted to U.S. Dollars from Belgian Francs.

(h)  Converted to U.S. Dollars from French Francs.

(i)  Converted to U.S. Dollars from German Deutsche Marks.

(j)  Converted to U.S. Dollars from New Zealand Dollars.

(k)  Converted to U.S. Dollars from Danish Krone.

(l)  Converted to U.S. Dollars from Spanish Pesetas.

(m)  Converted to U.S. Dollars from Swedish Krona.

(n)  Converted to U.S. Dollars from British Pounds.

(o)  Converted to U.S. Dollars from Swiss Francs.

(p) Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.

(q)  Notional face amount shown.

(r)Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPTIONS WRITTEN                         MAY 31, 1998 (UNAUDITED)

Call Options

  ____________

Issuer
Contracts           Value

  _____
_________         _________

U.S. Treasury Notes, 5.50%, 2/15/2008, April '99 @ $101.75

  (Premiums received $128,906)
150          $115,900


=========


Put Options

  ____________

Issuer
Contracts          Value

  _____
_________         _________

U.S. Treasury Notes, 5.50%, 2/15/2008, April '99 @ $94.156

  (Premiums received $121,875)
150         $  83,100


=========


STATEMENT OF FINANCIAL FUTURES
MAY 31, 1998 (UNAUDITED)


Market Value                          Unrealized


Covered                           Appreciation

Financial Futures (Long)                                    Contracts       by
Contracts        Expiration        at 5/31/98

  ___________________                                     _____________
_____________     _____________     _____________

U.S. Treasury 5 year Notes                                     345          $
37,680,469           June '98  $         59,203

United Kingdom 15 year Gilt                                     6
535,078      September '98             2,056


_____________


$         61,259


_____________


_____________


Unrealized


Market Value                         Appreciation


Covered                          (Depreciation)

Financial Futures (Short)                                   Contracts       by
Contracts        Expiration        at 5/31/98

  _____________________                                   _____________
_____________     _____________     _____________

U.S. Treasury 10 year Notes                                  75            $
8,484,375      September '98  $          1,172

U.S. Treasury 30 year Bonds                                  150
18,225,000      September '98            (9,484)


_____________


$           (8,312)


==============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                  MAY 31, 1998 (UNAUDITED)


Cost              Value


_____________     _____________
_

ASSETS:                          Investments in securities--See Statement of
Investments         $155,936,021      $152,355,782

                                 Interest receivable
3,314,778

                                 Net unrealized appreciation on forward

                                   currency exchange contracts--Note 3(a)
174,642


_____________


155,845,202


_____________

LIABILITIES:                     Due to The Dreyfus Corporation
116,418

                                 Cash overdraft due to Custodian
859,583

                                 Payable for futures variation margin--Note
                                  3(a)
22,887

                                 Payable for forward currency exchange
                                  contracts
                                   closed--Note 3(a)
208,716

                                 Outstanding options written, at value

                                   (premiums received $250,781)
                                   --see Statement of Options Written
199,050

                                 Accrued expenses and other liabilities
126,557


_____________


1,533,211


_____________

NET ASSETS
$154,311,991


=============


REPRESENTED BY:                  Paid-in capital
$161,164,920

                                 Accumulated distributions in excess of
                                 investment income--net
(290,873)

                                 Accumulated net realized gain (loss) on
                                 investments and foreign currency transactions


(3,261,137)

                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments, options written and foreign currency transactions (including
$52,947                          net unrealized appreciation on financial
                                 futures)--Notes 3(b)
(3,300,919)


_____________

NET ASSETS
$154,311,991


=============


SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)
14,640,617

NET ASSET VALUE per share
$10.54


=======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS             SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME                           Interest Income
$5,854,361

EXPENSES:                        Management fee--Note 2(a)
$   540,189

                                 Custodian fees
49,087

                                 Professional fees
39,135

                                 Shareholders' reports
35,236

                                 Directors' fees and expenses--Note 2(b)
31,382

                                 Shareholder servicing costs
23,562

                                 Registration fees
12,130


___________

                                        Total Expenses
730,721


___________

INVESTMENT INCOME--NET
5,123,640


___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                   Net realized gain (loss) on investments and foreign currency transactions (including options transactions) $ 179,527

                                 Net realized gain (loss) on financial futures
390,010

                                 Net realized gain (loss) on forward currency
                                    exchange contracts
1,444,549


___________

                                        Net Realized Gain (Loss)
2,014,086

                                 Net unrealized appreciation (depreciation) on
investments,

                                    options written and foreign currency
transactions

                                    (including $100,058 net unrealized
appreciation on

                                    financial futures)
741,901


___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
2,755,987


___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$7,879,627


===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


Six Months Ended


May 31, 1998           Year Ended


(Unaudited)            November 30,
1997


________________      ________________

OPERATIONS:

  Investment income--net
$    5,123,640         $  10,032,165

  Net realized gain (loss) on investments
2,014,086            11,714,328

  Net unrealized appreciation (depreciation) on investments
741,901            (8,903,962)


_____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations
7,879,627            12,842,531


_____________         _____________

DISTRIBUTIONS TO SHAREHOLDERS:

  From investment income--net
(11,895,503)           (9,891,371)

  In excess of investment income--net
--                  (2,150,539)


_____________         _____________

    Total Distributions
(11,895,503)           (12,041,910)


_____________         _____________

       Total Increase (Decrease) in Net Assets
(4,015,876)               800,621

NET ASSETS:

  Beginning of Period
158,327,867           157,527,246


_____________         _____________

  End of Period
$154,311,991          $158,327,867


=============         =============


UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)-
-NET     $     (290,873)       $    6,480,990


_____________         _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements and market price data for the Fund's shares.


                                        Six Months Ended
Six Months Ended      Year Ended

May 31, 1998       Year Ended November 30, November 30, May 31,


________________________       ________________    _______________

PER SHARE DATA:                            (Unaudited)       1997     1996
1995            1994(1)        1994     1993

                                       ________________    ______    ______
______          ______         ______   ______

   Net asset value, beginning
       of period                            $10.81         $10.76    $10.66   $
9.85          $10.30        $11.03    $11.06

                                            ______         ______    ______
______          ______         ______   ______

   Investment Operations:

   Investment income--net                      .35          .69(2)    .72(2)
 .71             .42           .89       .95

   Net realized and unrealized
       gain (loss) on investments              .19          .18(2)    .13(2)
 .82            (.44)         (.70)      .02

                                            ______         ______    ______
______          ______         ______   ______

   Total from Investment Operations            .54          .87(2)    .85(2)
1.53            (.02)          .19       .97

                                            ______         ______    ______
______          ______         ______   ______

   Distributions:

   Dividends from investment income--net      (.81)          (.67)     (.74)
(.71)           (.28)          (.92)    (.91)

   Dividends in excess of investment
       income--net                              --           (.15)     (.01)
(.01)             --             --       --

   Dividends from net realized gain
       on investments                           --             --        --
--              --             --     (.09)

   Dividends from paid-in capital               --             --        --
--            (.15)            --       --

                                            ______         ______    ______
______          ______         ______   ______

   Total Distributions                        (.81)          (.82)     (.75)
(.72)           (.43)          (.92)   (1.00)

                                            ______         ______    ______
______          ______         ______   ______

   Net asset value, end of period           $10.54         $10.81    $10.76
$10.66         $  9.85         $10.30   $11.03

                                            ======         ======    ======
======          ======         ======   ======


   Market value, end of period             $ 9 3/8      $  9 9/16  $  9 3/8  $
9 1/8        $  9 1/8          $  10  $11 1/2

                                            ======         ======    ======
======          ======         ======   ======


TOTAL INVESTMENT RETURN(3)                   13.24%(4)      11.32%    11.37%
8.80%          (8.98%)(4)     (5.23%)   9.36%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average
       net assets                              .95%(4)        .92%      .90%
 .94%             .92%(4)       .89%     .88%

   Ratio of net investment income

       to average net assets                  6.64%(4)       6.48%     6.91%
7.56%             8.28%(4)     8.18%     8.57%

   Portfolio Turnover Rate                  300.58%(5)     337.41%   328.37%
91.27%            65.21%(5)    22.76%    43.00%

   Net Assets, end of period
       (000's Omitted)                    $154,312       $158,328  $157,527
$156,083          $145,164     $154,140  $164,174
-----------------------------

(1)  The Fund changed its fiscal year end from May 31 to November 30.

(2)  Based on average shares outstanding.

(3)  Calculated based on market value.

(4)  Annualized.

(5)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Strategic Governments Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation (" Investment Adviser" ) serves as the Fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Sinopia Asset Management serves as the Fund's sub-investment adviser.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures, but excluding domestic-debt securities) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  Most domestic-debt securities (excluding short-term investments other than U.S. Treasury Bills) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Domestic-debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other domestic-debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. Such gains and losses are included with net realizedand unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gain are normally declared and paid

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

On May 29, 1998, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on June 26, 1998 to shareholders of record as of the close of business on June 12, 1998.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

  The Fund has an unused capital loss carryover of approximately $5,233,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003 and $831,000 expires in fiscal 2004.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the Fund's average weekly net assets and is payable monthly by the Investment Adviser.

  The Fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $20,560 pursuant to the transfer agency agreement.

  (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended May 31, 1998, amounted to $459,759,403 and $465,991,788, respectively.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In addition, the following summarizes open forward currency exchange contracts at May 31, 1998:

                                                                 Foreign
Unrealized

                                                                Currency
Appreciation

Forward Currency Exchange Contracts                              Amount
Proceeds          Value       (Depreciation)

  __________________________________                        _______________
_____________    _____________    _____________

Sales:

_____

   Belgian Franc, expiring 6/18/98   .........................$170,000,000
$ 4,547,886      $  4,619,502    $    (71,616)

   British Pound, expiring 6/18/98   ........................... 5,120,000
8,495,300         8,346,624           148,676

   Canadian Dollar, expiring 6/18/98   .......................   6,000,000
4,252,303         4,120,030           132,273

   Danish Krone, expiring 6/18/98   ........................... 10,100,000
1,461,650         1,485,644           (23,994)

   French Franc, expiring 6/18/98   ........................... 28,800,000
4,744,646         4,810,262           (65,616)

   German Deutsche Mark, expiring 6/18/98     ...........       17,500,000
9,663,170         9,809,967          (146,797)

   Italian Lire, expiring 6/18/98   ........................19,375,000,000
10,855,981        11,008,961          (152,980)

   Japanese Yen, expiring 6/18/98   .......................... 720,000,000
5,629,398         5,195,341           434,057

   New Zealand Dollar, expiring 6/18/98   ................       2,170,000
1,180,480         1,158,346            22,134

   Spanish Peseta, expiring 6/18/98   ...................... 1,006,000,000
6,528,229         6,635,884          (107,655)

   Swedish Krona, expiring 6/18/98   ..........................  7,000,000
883,838           892,527            (8,689)

   Swiss Franc, expiring 6/18/98   ............................. 2,480,000
1,690,525         1,675,676            14,849


____________

       TOTAL.....................................................$ 174,642


============


The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  In addition, the following table summarizes the Fund's call/put options written for the period ended May 31, 1998:


                                                           Options Terminated

____________________
_____


Net

                                                               Number of
Premiums                            Realized

                                                               Contracts
Received             Cost          Gain (Loss)

                                                              __________
__________         __________       __________

OPTIONS WRITTEN:

Contracts outstanding November 30, 1997            ........          500
$  600,000

Contracts written  ................................................  790
655,324

                                                                   ____
__________

Contracts terminated:

   Closed.........................................................   590
826,418        $1,159,952         ($333,534)

   Expired   ....................................................... 400
178,125            --               178,125

                                                                   ____
__________       ___________        __________

       Total contracts terminated   .......................         990
1,004,543        $1,159,952         ($155,409)

                                                                   ____
__________       ===========        ==========


Contracts outstanding May 31, 1998        .................         300
$  250,781

                                                                   ====
==========


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

  As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at May 31, 1998 are set forth in the Statement of Options Written.

As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at May 31, 1998 are set forth in the Statement of Options Written.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1998 are set forth in the Statement of Financial Futures.

  (B) At May 31, 1998, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $3,300,919, consisting of $2,662,174 gross unrealized appreciation and $5,963,093 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  Stockholders voted on the following proposals presented at the annual stockholders' meeting held on June 5, 1998. The description of each proposal and the number of shares voted are as follows:



Shares


___________________________________________________


For             Against          Abstained


_____________     _____________     _____________

1. To consider a proposal to convert the Fund
from a closed-end investment company
to an open-end investment company
2,641,837          4,845,096           485,985

2. To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund
12,604,319            129,089           186,264


For              Authority Withheld


_________________       _________________

3. To elect two Class III Directors:*

      Diane Dunst
12,213,593                 706,079

      Rosalind Gersten Jacobs
12,205,831                 713,841

--------

* The terms of these Class III Directors expire in 2001.

                            OFFICERS AND DIRECTORS

                  DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

                                200 Park Avenue

                              New York, NY 10166

Directors

Joseph S. DiMartino, Chairman

David W. Burke

Diane Dunst

Rosalind Gersten Jacobs

Jay I. Meltzer

Daniel Rose

Warren B. Rudman

Sander Vanocur

Officers

President and Treasurer

     Marie E. Connolly

Vice President and Treasurer

     Michael S. Petrucelli

Vice President and Assistant Treasurer

     Richard W. Ingram

Vice President and Assistant Treasurer

     Mary A. Nelson

Vice President and Assistant Secretary

     Douglas C. Conroy

Vice President and Assistant Treasurer

     Joseph F. Tower, III

Portfolio Managers

     Kevin McClintock

     Gerald Thunelius

     Jean Charles Bertrand

     Michel-Andre Levy

     Thierry Mirabe

     Jacques Sikarov



Investment Adviser

The Dreyfus Corporation

Sub-Investment Adviser

Sinopia Asset Management

Custodian

The Bank of New York

Counsel

Stroock & Stroock & Lavan LLP

Transfer Agent, Dividend Distribution Agent  and Registrar Mellon Bank, N.A.

Stock Exchange Listing

NYSE Symbol: DSI

Initial SEC Effective Date

June 23, 1988


The Net Asset Value appears in the following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday; New York Times, Business Section under the heading "Closed-End Funds World Income Funds" every Sunday.


-------------------------------------------------------------------------------
-

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
-------------------------------------------------------------------------------